UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 11, 2005
                                 Date of Report
                        (Date of earliest event reported)


                                SYNTHETECH, INC.
             (Exact name of registrant as specified in its charter)

             OREGON                      000-12992               84-0845771
(State or other jurisdiction of    (Commission File No.)       (IRS Employer
         incorporation)                                      Identification No.)

                    1290 INDUSTRIAL WAY, ALBANY OREGON 97322
               (Address of principal executive offices) (Zip Code)

                                 (541) 967-6575
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

STOCK OPTION PLAN

At the 2005 Annual Meeting of Shareholders of Synthetech, Inc., held on August 11, 2005, Synthetech's shareholders approved the Synthetech, Inc. 2005 Equity Incentive Plan (the "2005 Plan").

DESCRIPTION OF THE 2005 PLAN

Administration

The 2005 Plan is administered by our Board of Directors or the Compensation Committee of our Board of Directors. The Compensation Committee has the authority to administer the plan, including, among other things, the power to select individuals to whom awards are granted, to determine the types of awards and the number of shares subject to each award, to set the terms, conditions and provisions of such awards, to cancel or suspend awards and to establish procedures pursuant to which the payment of any such awards may be deferred. The Compensation Committee may delegate to one or more of our officers, to the extent permitted by Oregon law, the right to grant awards with respect to employees who are not officers or directors.

Eligibility

Awards may be granted under the 2005 Plan to our employees, officers, directors, consultants, agents, advisors and independent contractors. As of June 20, 2005, approximately 55 individuals were eligible to participate in the 2005 Plan.

Types of Awards

The 2005 Plan permits the granting of any or all of the following types of awards: (1) incentive and nonqualified stock options, (2) stock appreciation rights, (3) stock awards, restricted stock and stock units, (4) performance shares and performance units conditioned upon meeting performance criteria, and
(5) other stock- or cash-based awards.

Stock Options. Stock options entitle the holder to purchase a specified number of shares of our common stock at a specified price, which is called the exercise price, subject to the terms and conditions of the option grant. The exercise price of stock options under the 2005 Plan must be at least 100% of the fair market value of our common stock, as determined by the Compensation Committee. The Compensation Committee will fix the term of each option. Each option will be exercisable at such time or times as determined by the Compensation Committee. Options may be exercised, in whole or in part, by payment in full of the purchase price either in cash, delivery of shares of common stock or delivery of other consideration, or by any combination of cash, stock and other consideration as may be determined by the Compensation Committee. Options may also be exercised by means of a broker-assisted cashless exercise.










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
After termination of service, a participant will be able to exercise the vested portion of his or her option for the period of time stated in the option agreement. If no such period of time is stated in a participant's option agreement, a participant will generally be able to exercise his or her option for (a) three months following his or her termination for reasons other than cause, death or disability and (b) one year following his or her termination due to death or disability. If a participant is terminated for cause, all options generally will automatically expire. If a participant dies after termination of service but while an option is still exercisable, the portion of the option that was vested and exercisable as of the date of termination will generally expire on the one-year anniversary of the participant's death. In no event may an option be exercised later than the expiration of its term.

Stock Appreciation Rights ("SARs"). SARs may be granted alone ("freestanding") or in addition to other awards and may, but need not, relate to a specific option granted under the 2005 Plan. Upon exercise of an SAR, the holder is entitled to receive the excess of the fair market value of the shares for which the right is exercised over the grant price of the SAR. The Compensation Committee may impose any conditions or restrictions on the exercise of an SAR as it deems appropriate; however, under the 2005 Plan the grant price of a freestanding SAR generally will not be less than the fair market value of a share of common stock for the date of grant, and the term will not be more than ten years. Payment upon such exercise will be in cash, stock, other property or any combination of cash, stock or other property as determined by the Compensation Committee. Any related option will no longer be exercisable to the extent the SAR has been exercised, and the related SAR will generally be canceled to the extent the option has been exercised.

Stock Awards, Restricted Stock and Stock Units. Awards of shares of stock, or awards designated in units of stock, may be granted and may be made subject to forfeiture restrictions at the Compensation Committee's discretion, which the Compensation Committee may waive at any time in its sole discretion. Until the lapse of any restrictions, recipients may not dispose of their restricted stock. Upon termination of employment during the restriction period, all shares of restricted stock still subject to restriction will be forfeited, subject to any exceptions that may be authorized by the Compensation Committee.

Performance Awards. Performance awards may be in the form of performance shares, which are units valued by reference to shares of stock, or performance units, which are units valued by reference to property other than stock. Performance shares or performance units may be payable upon the attainment of performance criteria and other terms and conditions established by the Compensation Committee, and the amount of any payment may be adjusted on the basis of such further consideration as the Compensation Committee determines. Performance awards may be paid entirely or in any combination of cash, stock or other property, in the discretion of the Compensation Committee.

Other Stock- or Cash-Based Awards. The Compensation Committee is also authorized to grant to participants, either alone or in addition to other awards granted under the 2005 Plan, incentives payable in cash or in shares of common stock subject to terms and conditions determined by the Compensation Committee.








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
Shares Subject to the 2005 Plan

Number of Shares Reserved for Issuance. The 2005 Plan authorizes the issuance of up to 800,000 shares of common stock, plus 152,975 shares which were previously reserved for issuance under the 2000 Stock Incentive Plan but not subject to outstanding options, 1,150,775 shares of common stock subject to outstanding options under the 2000 Plan, to the extent the shares of common stock are not issued pursuant to such options. Shares of common stock subject to options under the 2000 Plan or the 1995 Plan that are not exercised or settled in shares will become available for grant under the 2005 Plan. Shares of common stock covered by an award granted under the 2005 Plan will not be counted as used unless and until they are actually issued and delivered to a participant. Shares relating to awards granted under the 2005 Plan that are forfeited, settled for cash or otherwise terminated and shares withheld by or tendered in connection with the exercise of an option or other award granted under the 2005 Plan or in connection with the satisfaction of tax withholding obligations relating to awards or exercises of options or other awards are available for grant under the 2005 Plan. Awards made or adjusted to assume or convert awards in connection with acquisition transactions will not reduce the number of shares authorized for issuance under the 2005 Plan. The shares of stock deliverable under the 2005 Plan will consist of authorized and unissued shares. The Compensation Committee may adjust the aggregate number of shares or the awards under the plan in the event of a change affecting shares of common stock, such as stock dividends, recapitalization, reorganization or mergers.

Limitations on Use of Shares Subject to the 2005 Plan. The 2005 Plan contains limitations on the numbers of shares of common stock that may be awarded in any one year to certain participants, and on the aggregate maximum number of shares of common stock that can be awarded under certain types of awards. The Compensation Committee may not make awards under the 2005 Plan to any single participant who is a "covered employee" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code"), in any calendar year that relate to more than 400,000 shares of common stock, except that the Compensation Committee may make a one-time award to a newly hired or promoted covered employee relating to up to 350,000 shares of common stock. In addition the Compensation Committee may not grant performance units to any single covered employee in any one calendar year with a maximum dollar value greater than $500,000. Under the 2005 Plan, the Compensation Committee may only make awards that do not have performance goals, or are not granted in lieu of performance-based bonus or are subject only to time-based restrictions of less than three years duration, with respect to up to 50% of the maximum aggregate number of shares reserved for issuance under the 2005 Plan.

















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
Nonassignability of Awards

Unless the Compensation Committee determines otherwise, no award granted under the 2005 Plan may be sold, assigned, transferred, pledged or otherwise encumbered by a participant, other than by will, by designation of a beneficiary in a manner established by the Compensation Committee or by the laws of descent and distribution. Each award may be exercisable, during the participant's lifetime, only by the participant, or, if permissible under applicable law, by the participant's guardian or legal representative.

Term, Termination and Amendment

Unless earlier terminated by our Board of Directors or the Compensation Committee, the 2005 Plan will terminate on August 11, 2015. The Board of Directors or the Compensation Committee may generally amend, alter, suspend, discontinue or terminate all or a portion of the 2005 Plan at any time, as long as the rights of a participant are not materially impaired without the participant's consent, subject to shareholder approval to the extent necessary to comply with applicable law, stock exchange rule or regulatory requirements or, as determined by the Compensation Committee, to qualify with tax requirements. The Compensation Committee may amend the terms of any award granted, prospectively or retroactively, but cannot materially impair the rights of any participant without the participant's consent. The Compensation Committee may not reprice options or SARs without shareholder approval. Also, generally, no change or adjustment may be made to an outstanding incentive stock option, without the consent of the participant, which would cause the incentive stock option to fail to continue to qualify as an incentive stock option under the Code.

Performance-Based Compensation under Section 162(m)

Under Section 162(m) of the Code, we are generally prohibited from deducting compensation paid to our Chief Executive Officer and our four other most highly compensated executive officers in excess of $1,000,000 per person in any year. However, compensation that qualifies as performance-based is excluded for purposes of calculating the amount of compensation subject to the $1,000,000 limit. In general, the Compensation Committee determines the terms and conditions of awards. If the Compensation Committee intends to qualify an award as "qualified performance-based compensation" under Section 162(m) of the Code, the performance goals it may choose include any or all of the following or any combination: cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings per share; book value per share; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); revenues; operating margins; return on assets; inventory turns; return on equity; debt; debt plus equity; market or economic value added; stock price appreciation; total stockholder return; cost control; strategic initiatives; store openings; growth and development of new concepts; market share; net income (including or excluding extraordinary items, restructuring charges or other expenses); return on invested capital; improvements in capital structure; or customer satisfaction, employee satisfaction, services performance, cash management or asset management metrics; any individual performance objective measured solely in terms of quantitative targets related to Synthetech, or its business; or any increase or decrease of one or more of the forgoing over a




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
specified period. Performance goals may be stated in absolute terms or relative to comparison companies or indices to be achieved during a period of time. Performance goals may relate to the performance of Synthetech, any subsidiary, any portion of the business, product line or any combination, relative to a market index, a group of companies (or their subsidiaries, business units or product lines), or a combination, all as determined by the Compensation Committee. The Compensation Committee shall have absolute discretion to reduce the amount of the award payable to any participant for any period below the maximum award determined based on the attainment of performance goals. The Compensation Committee may decide not to pay any such award to a participant for a period, based on such criteria, factors and measures as the Compensation Committee in its sole discretion may determine, including but not limited to individual performance and the financial and other performance of Synthetech, a subsidiary or other business unit.

Company Transaction and Change in Control

Restrictions on awards granted under the 2005 Plan will terminate in certain circumstances that constitute a change of control or a merger, stock or asset sale or similar company transaction that does not involve a related party.

Change in Control. Under the 2005 Plan, a change in control of Synthetech means the occurrence of any of the following events:

o An acquisition of beneficial ownership of 25% or more of either (a) the then outstanding shares of common stock of Synthetech or (b) the combined voting power of the then outstanding voting securities of Synthetech entitled to vote generally in the election of directors (excluding any acquisition directly from Synthetech, any acquisition by Synthetech, any acquisition by any employee benefit plan of Synthetech, or a related party transaction.

o A change in the composition of our Board of Directors during any two-year period such that the incumbent board members cease to constitute at least a majority (not including directors whose election was approved by more than half of the incumbent board).

Under the 2005 Plan, to maintain all of the participants' rights in the event of a change in control of Synthetech, unless the Compensation Committee determines otherwise with respect to a particular award:

o Any options and stock appreciation rights shall become fully exercisable and vested to the full extent of the original grant.

o Any restrictions and deferral limitations applicable to any restricted stock or stock units shall lapse.

o All performance shares and performance units shall be considered to be earned and payable in full at target levels, and any deferral or other restriction shall lapse and such performance stock and performance units shall be immediately settled or distributed.








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
o Any restrictions and deferral limitations and other conditions applicable to any other awards shall lapse, and such other awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

The Compensation Committee can provide a cash-out right for awards in connection with a change in control.

Company Transaction. Under the 2005 Plan, a company transaction means the consummation of any of the following:

o a merger or consolidation of us with or into any other company or other entity;

o a sale in one transaction or a series of transactions undertaken with a common purpose of all of our outstanding voting securities; or

o a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all of our assets.

Under the 2005 Plan, a related party transaction means a company transaction pursuant to which:

o the beneficial ownership of us or the resulting company remains the same with respect to more than 50% of the voting power of the outstanding voting securities in substantially the same proportions as immediately prior to such company transaction;

o no entity (other than Synthetech or an affiliate) will beneficially own 25% or more of the outstanding shares of common stock of the resulting company or the voting power of the outstanding voting securities; and

o our incumbent board will after the company transaction constitute at least a majority of the board of the company resulting from such company transaction.

Under the 2005 Plan, to maintain all of the participants' rights in the event of a company transaction that is not a change in control or a related party transaction, unless the Compensation Committee determines otherwise at the time of grant with respect to a particular award or elects to cash-out awards:

o All outstanding awards (other than performance awards) become fully and immediately exercisable, and any restrictions or forfeiture provisions lapse, immediately prior to the company transaction, unless such awards are converted, assumed, or replaced by the successor company.

o Performance awards earned and outstanding become payable in full at target levels and deferrals or other restrictions not waived by the Compensation Committee shall remain in effect.









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
EQUITY COMPENSATION AWARDS

On August 11, 2005, Synthetech granted an option to purchase 15,000 shares at an exercise price of $0.43 under its 2005 Equity Incentive Plan to Howard Farkas, one of the Company's board members. The option was approved by Synthetech's Board. The fair market value of Synthetech's common stock on August 11, 2005 was $0.43 per share. The option will vest in full on the date of the Company's Annual Shareholders' Meeting in 2010 and will expire on August 11, 2015. Specific terms of the option grant are governed by a Stock Option Award Notice and a Stock Option Agreement between Synthetech and Mr. Farkas.

On September 28, 2005, Synthetech granted options to purchase shares of its common stock and restricted stock awards under its 2005 Equity Incentive Plan to its executive officers as follows:

------------------------------------------------- ------------------- ------------ -------------------
                                                   TOTAL NUMBER OF                 RESTRICTED STOCK
NAME AND PRINCIPAL POSITIONS                        STOCK OPTIONS                  AWARD (NUMBER OF
                                                                       EXERCISE         SHARES)
                                                                         PRICE
------------------------------------------------- ------------------- ------------ -------------------
Gary Weber, Vice President Finance and                  40,000           $0.50             -
    Administration, Chief Financial Officer and
    Secretary
------------------------------------------------- ------------------- ------------ -------------------
Joel D. Melka, Vice President of Manufacturing          40,000           $0.50             -
------------------------------------------------- ------------------- ------------ -------------------
Dr. Joseph Murphy, Director of Business                  8,000           $0.50           4,000
    Development
------------------------------------------------- ------------------- ------------ -------------------

These equity compensation awards were approved by Synthetech's Compensation Committee. The fair market value of Synthetech's common stock on September 28, 2005 was $0.50 per share. The options will vest in full on April 1, 2009 and expire on September 28, 20015. Specific terms of the option grants are governed by a Stock Option Award Notice and a Stock Option Agreement between Synthetech and each executive officer. The restricted stock awards will vest as to 50% of the shares on the each of first two anniversaries of the date of grant. Specific terms of the restricted stock awards are governed by a Restricted Stock Award Notice and Restricted Stock Award Agreement between Synthetech and each executive officer.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

EXHIBIT NO.                DESCRIPTION

10.1 2005 Equity Incentive Plan (Incorporated by reference to the Registrant's Definitive Proxy Statement for its Annual Meeting of Shareholders held on August 11, 2005 (filed on July 7,
                  2005)).

10.2              Form of Stock Option Award Notice and Stock Option Agreement.

10.3              Form of Restricted Stock Award Notice and Restricted Stock
                  Award Agreement.

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
                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       September 30, 2005

                               By: /s/ Gary Weber
                                  ------------------------------
                                   Gary Weber
                                   Vice President Finance and Administration,
                                   Chief Financial Officer, Secretary and
                                   Treasurer










































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